                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                            _______________________

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                       Date of Report: November 24, 1998
                                       -----------------
                       (Date of earliest event reported)



                             HELLER FINANCIAL, INC.
                             ----------------------
             (Exact name of registrant as specified in its charter)



                                    Delaware
                                    --------
                 (State or other jurisdiction of incorporation)



                  1-6157                          36-1208070
                  ------                          ----------
          (Commission File Number)     (IRS Employer Identification Number)


         500 West Monroe Street, Chicago, Illinois             60661
         -----------------------------------------             -----
         (Address of principal executive offices)            (Zip Code)


                                 (312) 441-7000
                                 --------------
              (Registrant's telephone number, including area code)

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Item 5.   Other Events
-------   ------------

On November 23, 1998, Heller Financial, Inc. (the "Registrant") issued a press release announcing a new business structure and senior leadership changes designed to increase operating revenues, optimize operational efficiencies and improve return on shareholders' equity. A copy of the press release is attached.



Item 7.   Financial Statements and Exhibits
-------   ---------------------------------

(c) Exhibits

99   Heller Financial, Inc. - Press Release





                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: November 24, 1998
       -----------------



                                  HELLER FINANCIAL, INC.


                                  By:    /s/ Lauralee E. Martin
                                         -------------------------------
                                         Lauralee E. Martin
                                  Title: Executive Vice President and
                                         Chief Financial Officer

                                       2
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                                 EXHIBIT INDEX

Exhibit                                                      Sequentially
Number                                                      Numbered Pages
------                                                      --------------
99        Heller Financial, Inc. - Press Release            4

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